UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 2005


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                          1-10434                   13-1726769
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


          Pleasantville, New York                             10570-7000
 (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14a-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



                                                              Page 1 of 2 pages.



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ITEM 4.01.        Changes in Registrant's Certifying Accountant

On September 26, 2005 (the "Engagement Date"), the Audit Committee of the Board of Directors of The Reader's Digest Association, Inc. ("RDA") approved the engagement of Ernst & Young LLP as RDA's independent auditors for the fiscal year ending June 30, 2006.

During the fiscal years ended June 30, 2004 and 2005 and through the Engagement Date, RDA did not consult Ernst & Young LLP regarding the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on RDA's financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

RDA provided Ernst & Young LLP with a copy of this Form 8-K prior to filing it with the Securities and Exchange Commission, and Ernst & Young LLP declined the opportunity to furnish RDA with a letter addressed to the SEC containing any new information, clarification of RDA's expression of Ernst & Young LLP's views, or the respects in which Ernst & Young LLP does not agree with the statements made by RDA in response to Item 304(a) of Regulation S-K.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE READER'S DIGEST ASSOCIATION, INC.
                                                      (Registrant)


Date:  September 26, 2005
                                                /s/ C.H.R. DuPree
-----------------------------------             ------------------
                                                   C.H.R. DuPree
                                         Vice President, Corporate Secretary and
                                                 Associate General Counsel